                                                                   Exhibit 10.38

                               INVENTA CORPORATION

                           PRIVATE PLACEMENT AGREEMENT

      This Agreement is made as of January 28, 2000, among Inventa Corporation (the "Company") and the entities listed on Schedule A hereto (individually, a "Purchaser" and, collectively, the "Purchasers").

      Reference is made to the letter agreement (the "Letter Agreement") dated as of January 14, 2000, among the Company and the Purchasers. Capitalized terms used herein but not defined herein shall have the meanings given to them in the Letter Agreement.

      1. Sale of Shares. The Company shall issue and sell to each Purchaser listed on Schedule A, and each Purchaser shall purchase, the number of shares of the Company's unregistered common stock (the "Shares") having the aggregate purchase price set forth opposite such Purchaser's name on Schedule A, which number represents such Purchaser's "pro rata share" of the Private Placement as defined in the Letter Agreement, or such other number as agreed to by the Company and the Purchaser. The price per share shall be equal to the price (the "IPO Price") at which the Company offers its common stock to the public in its initial firm commitment underwritten public offering (the "IPO"), less the underwriting discount.

      2. Registration Rights. Each Purchaser that has purchased Shares pursuant to the terms of this Agreement shall become a party to the Investor Rights Agreement between the Company and the holders of the Company's preferred stock and shall be a "Holder" thereunder with respect to such Shares, all of which shall be deemed "Registrable Securities" for all purposes thereunder. All consents required to be obtained in connection with the granting of these rights have been or will be obtained by the Company prior to the closing of the IPO.

      3. Binding Agreement. This agreement represents a binding commitment by the Company and the Purchasers. The closing of the sale, and the issuance of the Shares hereunder, are subject to no conditions other than (a) the closing of the IPO; (b) each Purchaser's payment for the shares shall occur contemporaneously with the closing of the IPO; (c) no objection by regulatory authorities to this Private Placement after full discussion and negotiation with the Company and its legal counsel (with the participation of one legal counsel representing Investors, if desired by Investors); (d) that no law, regulation, or regulatory order requires that recission rights or other specific liability be assumed by the Company or the underwriters or that special risks related to the Private Placement be included in the prospectus filed in connection with the IPO; or (e) that no delay in the IPO process be caused by resolution of matters related to this Private Placement beyond delays caused by comments from regulatory authorities with respect to other issues, provided that the Company has used its good faith efforts (with the participation of one legal counsel representing Investors, if desired by Investors) to timely resolve any regulatory issues that arise in connection with this arrangement

      4. Counterparts. This agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date and year first above written.

                                       COMPANY:

                                       INVENTA CORPORATION

                                       By:
                                          --------------------------------------
                                                   David A. Lavanty
                                                   President

PURCHASERS:


BANCBOSTON VENTURES INC.

By:
   -------------------------------
Name:  Maia D. Heymann
Title: Director


PRIVATE EQUITY PORTFOLIO FUND II, LLC

By:
   -------------------------------
Name:  Glen Holland
Title: Vice President


BOSTON MILLENNIA PARTNERS
LIMITED PARTNERSHIP
By: Glen Partners Limited Partnership,
    its General Partner

By:
   -------------------------------
      General Partner

BOSTON MILLENNIA ASSOCIATES I,
LIMITED PARTNERSHIP

By:
   -------------------------------
Title:
      ----------------------------


ESSEX PRIVATE PLACEMENT FUND II,
LIMITED PARTNERSHIP
By:  Essex Investment Mgt. Company LLC
     Its General Partner

By:
   -------------------------------
Title:
      ----------------------------

                                    EXHIBIT A

                             SCHEDULE OF PURCHASERS

          Name and Address                                       Amount
--------------------------------------------------------------------------------
BancBoston Ventures Inc.                                      $1,596,700
435 Tasso Street, Suite 250
Palo Alto, CA 94301
Attention: Maia Heymann

Private Equity Portfolio II, LLC                                 228,100
c/o BancBoston Capital
175 Federal Street, 10th Floor
Boston, MA 02110
Attention: Glen Holland

Boston Millennia Associates I, Limited                            14,400
  Partnership
30 Rowes Wharf
Boston, MA 02110
Attention: Martin J. Hernon

Boston Millennia Partners Limited Partnership                    704,600
30 Rowes Wharf
Boston, MA 02110
Attention: Martin J. Hernon

Essex Private Placement Fund II,                                 456,200
  Limited Partnership
c/o Essex Investment Mgt. Company
125 High Street
Boston, MA 02110
Attention: Susan Stickells

            TOTAL                                             $3,000,000